                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549



                                  FORM 8-K/A-2



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 29, 1995



                              INTERCO INCORPORATED
                              --------------------
               (Exact name of Registrant as specified in charter)



                                      I-91                      43-0337683
Delaware                          -----------                 -------------
--------------------------        (Commission                 (IRS Employer
(State of Incorporation)          File Number             Identification Number)



                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)



                                 (314) 863-1100
                                 --------------
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

     The following consolidated financial statements of Thomasville Furniture
Industries, Inc. are filed for informational purposes.

Independent Auditors' Report.............................................................................   3

Consolidated Statement of Operations for the year ended December 29, 1995................................   4

Consolidated Balance Sheet as of December 29, 1995.......................................................   5


                         INDEPENDENT AUDITORS' REPORT





The Board of Directors and Shareholder
Thomasville Furniture Industries, Inc.:



We have audited the accompanying consolidated balance sheet of Thomasville Furniture Industries, Inc. and subsidiaries as of December 29, 1995, and the related consolidated statement of operations for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

The Company declined to present consolidated statements of shareholder's equity and cash flows for the year ended December 29, 1995. Presentation of such statements summarizing the Company's changes in shareholder's equity and the Company's operating, investing and financing activities is required by generally accepted accounting principles. In addition, the Company's consolidated financial statements do not include notes to the consolidated financial statements. In our opinion, disclosure of this information is also required by generally accepted accounting principles.

On December 29, 1995, the last business day of the Company's fiscal year, the Company was acquired by INTERCO INCORPORATED. The acquisition was accounted for under the purchase method of accounting. The accompanying consolidated financial statements reflect the balance sheet immediately prior to the consumation of the sale and do not include the effects of push down accounting.

In our opinion, except that the omission of the consolidated statements of shareholder's equity and cash flows results in an incomplete presentation, and except for the omission of the information discussed in the second preceding paragraph, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Thomasville Furniture Industries, Inc. and subsidiaries as of December 29, 1995, and the results of their operations for the year then ended in conformity with generally accepted accounting principles.



                                                KPMG PEAT MARWICK LLP


Greensboro, North Carolina
January 19, 1996

                    THOMASVILLE FURNITURE INDUSTRIES, INC.
                               AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 29, 1995
                     (In thousands, except per share data)


Net sales                                       $ 550,227
Cost of goods sold                                439,900
                                                  -------

        Gross profit                              110,327

Selling, general and administrative expenses       71,815
Restructuring charges                                 404
                                                  -------


        Income from operations                     38,108

Other income (expenses):
  Interest expense                                (12,919)
  Interest income                                     306
  Other income, net of expenses                     1,743
                                                  -------
                                                  (10,870)
                                                  -------

        Income before income taxes                 27,238

Income taxes                                       10,773
                                                  -------


        Net income                              $  16,465
                                                  =======

Earnings per share:

  Net income per share                          $    2.20
                                                  =======

                    THOMASVILLE FURNITURE INDUSTRIES, INC.
                               AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET

                               December 29, 1995
                                (In thousands)

                                    ASSETS

Current assets:
  Cash                                                         $    669
  Trade notes and accounts receivable, less allowance
   for doubtful accounts, returns and allowances,
   and discounts of $15,473                                      73,992
  Inventories                                                    63,624
  Deferred taxes                                                 10,331
  Prepaid expenses                                                  292
                                                               --------

      Total current assets                                      148,908
                                                               --------

Property, plant and equipment, net                              106,239
Deferred taxes                                                    3,730
Intangible and other assets, net                                  5,097
                                                               --------

                                                               $263,974
                                                               ========

                     LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Trade accounts payable                                       $ 23,873
  Income taxes payable                                            7,090
  Accrued expenses and other current liabilities                 13,260
                                                               --------

      Total current liabilities                                  44,223

Notes payable to Armstrong, net                                 136,592
Long-term debt                                                    8,000
Other liabilities                                                39,992
                                                               --------

      Total liabilities                                         228,807
                                                               --------

Shareholder's equity:
  Common stock: $1 par value. Authorized
    14 million shares, 7.5 million shares issued
    and outstanding                                               7,500
  Contributed capital                                             4,376
  Retained earnings                                              23,291
                                                               --------
      Total shareholder's equity                                 35,167

Commitments and contingencies
                                                               --------
                                                               $263,974
                                                               ========

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS

         23. Independent Auditors' Consent

                                 EXHIBIT INDEX


23    Independent Auditors' Consent